Exhibit 99.2

Second Quarter Financial Supplement

June 30, 2015

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Note:

Unless otherwise noted, references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, book value and book value per common share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Dear Investor,

Beginning in the second quarter of 2015, the lifestyle protection insurance business is being separately presented as discontinued operations and all prior periods herein have been re-presented. During the second quarter of 2015, the company recognized an after-tax loss of $306 million related to the planned sale of this business. The company expects the transaction to close by the end of 2015, subject to customary closing conditions, including requisite regulatory approvals.

Thank you for your continued interest in Genworth Financial.

Regards,

Amy Corbin

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company's segments and Corporate and Other activities. A component of the company's net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company's discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from net operating income (loss) because, in the company's opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in the company's opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.'s common stockholders in accordance with GAAP, the company believes that net operating income (loss) and measures that are derived from or incorporate net operating income (loss), including net operating income (loss) per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) and net operating income (loss) per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.'s common stockholders or net income (loss) available to Genworth Financial, Inc.'s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company's definition of net operating income (loss) may differ from the definitions used by other companies.

In the second quarter of 2015, the company recorded a $2 million after-tax expense related to restructuring costs as part of an expense reduction plan as the company evaluates and appropriately sizes its organizational needs and expenses.

In the fourth quarter of 2014, the company recorded goodwill impairments of $129 million, net of taxes, in the long-term care insurance business and $145 million, net of taxes, in the life insurance business. In the third quarter of 2014, the company recorded goodwill impairments of $167 million, net of taxes, in the long-term care insurance business and $350 million, net of taxes, in the life insurance business.

In the second quarter of 2014, the company paid an early redemption payment of approximately $2 million, net of taxes and portion attributable to noncontrolling interests, related to the early redemption of Genworth MI Canada Inc.'s notes that were scheduled to mature in 2015. This transaction was excluded from net operating income (loss) for the periods presented as it related to the loss on the early extinguishment of debt.

There were no infrequent or unusual items excluded from net operating income (loss) during the periods presented other than the following items. There was a $205 million net tax impact in the fourth quarter of 2014 from potential business portfolio changes. The company recognized a tax charge of $174 million in the fourth quarter of 2014 associated with the Australian mortgage insurance business as the company can no longer assert its intent to permanently reinvest earnings in that business. In connection with the company’s plans to sell the lifestyle protection insurance business, the company made a change to the permanent reinvestment assertion on one of its legal entities recognizing tax expense of $31 million in the fourth quarter of 2014.

The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company's segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.'s common stockholders for the periods presented. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 61 and 62 of this financial supplement.

Adjustments to reconcile net income (loss) attributable to Genworth Financial, Inc.'s common stockholders and net operating income (loss) assume a 35% tax rate and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 59).

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Results of Operations and Selected Operating Performance Measures

The company's chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company's segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.'s common stockholders for the periods presented.

In the first quarter of 2015, the company revised how it allocates the consolidated provision for income taxes to its operating segments to simplify the process and reflect how the chief operating decision maker is evaluating segment performance. The revised methodology applies a specific tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign income. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities. Previously, the company calculated a unique income tax provision for each segment based on quarterly changes to tax attributes and implications of transactions specific to each product within the segment.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. Prior year amounts have not been re-presented to reflect this revised presentation and are, therefore, not comparable to the current year provision for income taxes by segment. However, the company does not believe that the previous methodology would have resulted in a materially different segment-level provision for income taxes.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) new insurance written for mortgage insurance; (2) annualized first-year premiums for long-term care and term life insurance products; (3) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (4) 10% of premium deposits for linked-benefits products; and (5) new and additional premiums/deposits for fixed annuities. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers new insurance written, annualized first-year premiums/deposits, premium equivalents and new premiums/deposits to be a measure of the company's operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company's revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company's businesses in Canada and Australia. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers insurance in-force and risk in-force to be measures of the company's operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company's revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Total Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income	$10,381	$10,632	$10,477	$11,231	$12,070
Total accumulated other comprehensive income	3,309	4,692	4,446	3,934	4,161

Total Genworth Financial, Inc.'s stockholders' equity	$13,690	$15,324	$14,923	$15,165	$16,231

Book value per common share	$27.52	$30.81	$30.04	$30.54	$32.68
Book value per common share, excluding accumulated other comprehensive income	$20.87	$21.38	$21.09	$22.62	$24.31
Common shares outstanding as of the balance sheet date	497.4	497.4	496.7	496.6	496.6

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
GAAP Basis ROE	-15.0%	-11.3%	-10.8%	-2.3%	5.7%
Operating ROE(1)	-4.2%	-3.8%	-3.5%	1.7%	5.5%

	Three months ended
Quarterly Average ROE	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
GAAP Basis ROE	-7.3%	5.8%	-28.0%	-29.0%	5.8%
Operating ROE(1)	4.5%	5.8%	-15.3%	-11.1%	5.1%

Basic and Diluted Shares	Three months ended June 30, 2015	Six months ended June 30, 2015
Weighted-average common shares used in basic earnings per common share calculations	497.4	497.2
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	1.9	1.9

Weighted-average common shares used in diluted earnings per common share calculations	499.3	499.1

(1)	See page 61 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,134	$1,143	$2,277	$1,214	$1,210	$1,144	$1,132	$4,700
Net investment income	793	781	1,574	797	778	791	776	3,142
Net investment gains (losses)	8	(16)	(8)	(11)	(27)	34	(18)	(22)
Insurance and investment product fees and other	222	227	449	229	229	225	226	909

Total revenues	2,157	2,135	4,292	2,229	2,190	2,194	2,116	8,729

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,232	1,192	2,424	2,136	1,934	1,200	1,148	6,418
Interest credited	181	180	361	185	185	184	183	737
Acquisition and operating expenses, net of deferrals	295	267	562	299	284	282	273	1,138
Amortization of deferred acquisition costs and intangibles	101	95	196	128	113	108	104	453
Goodwill impairment	—	—	—	299	550	—	—	849
Interest expense	103	107	210	106	104	112	111	433

Total benefits and expenses	1,912	1,841	3,753	3,153	3,170	1,886	1,819	10,028

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	245	294	539	(924)	(980)	308	297	(1,299)
Provision (benefit) for income taxes	70	91	161	(78)	(187)	84	87	(94)

INCOME (LOSS) FROM CONTINUING OPERATIONS	175	203	378	(846)	(793)	224	210	(1,205)
Income (loss) from discontinued operations, net of taxes(1)	(314)	1	(313)	138	6	4	9	157

NET INCOME (LOSS)	(139)	204	65	(708)	(787)	228	219	(1,048)
Less: net income attributable to noncontrolling interests	54	50	104	52	57	52	35	196

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(193)	$154	$(39)	$(760)	$(844)	$176	$184	$(1,244)

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.24	$0.31	$0.55	$(1.81)	$(1.71)	$0.35	$0.35	$(2.82)
Diluted	$0.24	$0.31	$0.55	$(1.81)	$(1.71)	$0.34	$0.35	$(2.82)
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(0.39)	$0.31	$(0.08)	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Diluted	$(0.39)	$0.31	$(0.08)	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Weighted-average common shares outstanding
Basic	497.4	497.0	497.2	496.7	496.6	496.6	495.8	496.4
Diluted(2)	499.3	498.9	499.1	496.7	496.6	503.6	502.7	496.4

(1)	Income (loss) from discontinued operations related to the lifestyle protection insurance business. Refer to page 54 for operating results of discontinued operations.
(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations and net loss for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million, 3.2 million and 5.6 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a net loss for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, dilutive potential weighted-average common shares outstanding would have been 502.0 million, 499.9 million and 502.0 million, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	$37	$40	$77	$36	$46	$47	$41	$170
Australia(1)	29	30	59	33	48	57	62	200
Other Countries	(5)	(6)	(11)	(7)	(7)	(7)	(4)	(25)

Total International Mortgage Insurance segment	61	64	125	62	87	97	99	345
U.S. Mortgage Insurance segment	49	52	101	21	(2)	39	33	91

Total Global Mortgage Insurance Division	110	116	226	83	85	136	132	436

U.S. Life Insurance Division
U.S. Life Insurance segment:
Long-Term Care Insurance	10	10	20	(506)	(361)	6	46	(815)
Life Insurance	22	40	62	1	13	39	21	74
Fixed Annuities	25	31	56	23	26	24	27	100

Total U.S. Life Insurance segment	57	81	138	(482)	(322)	69	94	(641)

Total U.S. Life Insurance Division	57	81	138	(482)	(322)	69	94	(641)

Corporate and Other Division
Runoff segment	9	11	20	16	5	15	12	48
Corporate and Other	(57)	(54)	(111)	(32)	(91)	(66)	(52)	(241)

Total Corporate and Other Division	(48)	(43)	(91)	(16)	(86)	(51)	(40)	(193)

NET OPERATING INCOME (LOSS)	119	154	273	(415)	(323)	154	186	(398)
ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net	4	(1)	3	(4)	(10)	20	(11)	(5)
Goodwill impairment, net	—	—	—	(274)	(517)	—	—	(791)
Gains (losses) on early extinguishment of debt, net	—	—	—	—	—	(2)	—	(2)
Expenses related to restructuring, net	(2)	—	(2)	—	—	—	—	—
Tax impact from potential business portfolio changes	—	—	—	(205)	—	—	—	(205)
Income (loss) from discontinued operations, net of taxes	(314)	1	(313)	138	6	4	9	157

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(193)	154	(39)	(760)	(844)	176	184	(1,244)
Add: net income attributable to noncontrolling interests	54	50	104	52	57	52	35	196

NET INCOME (LOSS)	$(139)	$204	$65	$(708)	$(787)	$228	$219	$(1,048)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(0.39)	$0.31	$(0.08)	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Diluted	$(0.39)	$0.31	$(0.08)	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Net operating income (loss) per common share
Basic	$0.24	$0.31	$0.55	$(0.83)	$(0.65)	$0.31	$0.37	$(0.80)
Diluted	$0.24	$0.31	$0.55	$(0.83)	$(0.65)	$0.31	$0.37	$(0.80)
Weighted-average common shares outstanding
Basic	497.4	497.0	497.2	496.7	496.6	496.6	495.8	496.4
Diluted(2)	499.3	498.9	499.1	496.7	496.6	503.6	502.7	496.4

(1)	Adjusted for 33.8% owned by noncontrolling interests after the initial public offering of the Australian mortgage insurance business on May 21, 2014 and 48.0% after the additional sell down on May 11, 2015. The following table shows Australia’s net operating income assuming 100% ownership and then adjusts for the portion related to noncontrolling interests.

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Australia’s Net Operating Income	$45	$68	$96	$130
Less: Net Operating Income Attributable to Noncontrolling Interests	16	11	37	11

Australia’s Net Operating Income Available to Genworth Financial, Inc.’s Common Stockholders	$29	$57	$59	$119

(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the net loss and net operating loss for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million, 3.2 million and 5.6 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a net loss and net operating loss for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, dilutive potential weighted-average common shares outstanding would have been 502.0 million, 499.9 million and 502.0 million, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$60,568	$61,904	$61,276	$61,091	$61,083
Equity securities available-for-sale, at fair value	299	299	275	306	313
Commercial mortgage loans	6,175	6,149	6,100	6,077	5,986
Restricted commercial mortgage loans related to securitization entities	181	188	201	209	217
Policy loans	1,584	1,506	1,501	1,512	1,514
Other invested assets	2,191	2,697	2,244	2,218	1,902
Restricted other invested assets related to securitization entities	410	411	411	404	404

Total investments	71,408	73,154	72,008	71,817	71,419
Cash and cash equivalents	4,100	4,971	4,716	3,284	3,884
Accrued investment income	615	717	664	694	618
Deferred acquisition costs	4,896	4,745	4,849	4,870	4,844
Intangible assets	286	207	250	277	241
Goodwill	15	15	16	316	867
Reinsurance recoverable	17,297	17,305	17,314	17,342	17,238
Other assets	625	518	524	569	537
Separate account assets	8,702	9,064	9,208	9,420	9,911
Assets held for sale related to discontinued operations(1)	1,220	1,635	1,809	1,925	2,085

Total assets	$109,164	$112,331	$111,358	$110,514	$111,644

(1)	The assets held for sale related to discontinued operations prior to the sale have been segregated in the consolidated balance sheets. The major asset categories for discontinued operations were as follows:

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$1,104	$1,037	$1,171	$1,226	$1,277
Equity securities available-for-sale, at fair value	7	7	7	7	7
Other invested assets	24	26	52	64	61

Total investments	1,135	1,070	1,230	1,297	1,345
Cash and cash equivalents	154	187	202	193	254
Accrued investment income	20	19	21	25	24
Deferred acquisition costs	176	173	193	215	241
Intangible assets	21	20	22	23	25
Reinsurance recoverable	35	34	32	31	38
Other assets	137	132	109	141	158

Assets held for sale related to discontinued operations	1,678	1,635	1,809	1,925	2,085
Fair value less pension settlement costs and closing costs impairment	(458)	—	—	—	—

Total assets held for sale related to discontinued operations	$1,220	$1,635	$1,809	$1,925	$2,085

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$36,298	$36,488	$35,915	$34,697	$34,497
Policyholder account balances	25,987	26,136	26,032	25,816	25,819
Liability for policy and contract claims	7,990	7,929	7,937	7,880	7,108
Unearned premiums	3,431	3,321	3,547	3,597	3,650
Other liabilities	3,136	3,623	3,282	3,274	3,326
Borrowings related to securitization entities	199	205	219	225	233
Non-recourse funding obligations	1,967	1,983	1,996	2,010	2,024
Long-term borrowings	4,607	4,601	4,639	4,662	4,691
Deferred tax liability	258	1,057	858	825	1,027
Separate account liabilities	8,702	9,064	9,208	9,420	9,911
Liabilities held for sale related to discontinued operations(1)	862	843	928	987	1,094

Total liabilities	93,437	95,250	94,561	93,393	93,380

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,940	11,998	11,997	11,991	11,986

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,606	2,724	2,431	2,047	2,109
Net unrealized gains (losses) on other-than-temporarily impaired securities	22	24	22	20	19

Net unrealized investment gains (losses)	1,628	2,748	2,453	2,067	2,128

Derivatives qualifying as hedges	1,913	2,247	2,070	1,753	1,652
Foreign currency translation and other adjustments	(232)	(303)	(77)	114	381

Total accumulated other comprehensive income	3,309	4,692	4,446	3,934	4,161
Retained earnings	1,140	1,333	1,179	1,939	2,783
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	13,690	15,324	14,923	15,165	16,231
Noncontrolling interests	2,037	1,757	1,874	1,956	2,033

Total stockholders’ equity	15,727	17,081	16,797	17,121	18,264

Total liabilities and stockholders’ equity	$109,164	$112,331	$111,358	$110,514	$111,644

(1)	The liabilities held for sale related to discontinued operations prior to the sale have been segregated in the consolidated balance sheets. The major liability categories for discontinued operations were as follows:

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
LIABILITIES
Policyholder account balances	$10	$10	$11	$11	$15
Liability for policy and contract claims	108	101	106	107	116
Unearned premiums	420	410	439	487	541
Other liabilities	294	276	322	332	375
Deferred tax liability	30	46	50	50	47

Liabilities held for sale related to discontinued operations	$862	$843	$928	$987	$1,094

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2015
	International Mortgage Insurance	U.S. Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$8,114	$2,269	$60,452	$2,678	$2,610	$76,123
Deferred acquisition costs and intangible assets	173	26	4,691	298	9	5,197
Reinsurance recoverable	21	7	16,440	829	—	17,297
Deferred tax and other assets	175	39	351	(8)	68	625
Separate account assets	—	—	—	8,702	—	8,702
Assets held for sale related to discontinued operations	—	—	—	—	1,220	1,220

Total assets	$8,483	$2,341	$81,934	$12,499	$3,907	$109,164

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$—	$—	$36,294	$4	$—	$36,298
Policyholder account balances	—	—	22,837	3,150	—	25,987
Liability for policy and contract claims	308	996	6,671	15	—	7,990
Unearned premiums	2,602	214	608	7	—	3,431
Non-recourse funding obligations	—	—	1,997	—	(30)	1,967
Deferred tax and other liabilities	458	(612)	3,436	(25)	137	3,394
Borrowings and capital securities	456	—	—	12	4,338	4,806
Separate account liabilities	—	—	—	8,702	—	8,702
Liabilities held for sale related to discontinued operations	—	—	—	—	862	862

Total liabilities	3,824	598	71,843	11,865	5,307	93,437

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,618	1,731	6,744	650	(1,362)	10,381
Allocated accumulated other comprehensive income (loss)	4	12	3,347	(16)	(38)	3,309

Total Genworth Financial, Inc.’s stockholders’ equity	2,622	1,743	10,091	634	(1,400)	13,690
Noncontrolling interests	2,037	—	—	—	—	2,037

Total stockholders’ equity	4,659	1,743	10,091	634	(1,400)	15,727

Total liabilities and stockholders’ equity	$8,483	$2,341	$81,934	$12,499	$3,907	$109,164

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2015
	International Mortgage Insurance	U.S. Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$7,918	$2,292	$62,974	$2,681	$2,977	$78,842
Deferred acquisition costs and intangible assets	167	23	4,462	304	11	4,967
Reinsurance recoverable	20	15	16,427	843	—	17,305
Deferred tax and other assets	93	37	346	(8)	50	518
Separate account assets	—	—	—	9,064	—	9,064
Assets held for sale related to discontinued operations	—	—	—	—	1,635	1,635

Total assets	$8,198	$2,367	$84,209	$12,884	$4,673	$112,331

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$—	$—	$36,484	$4	$—	$36,488
Policyholder account balances	—	—	22,941	3,195	—	26,136
Liability for policy and contract claims	296	1,087	6,531	15	—	7,929
Unearned premiums	2,502	198	614	7	—	3,321
Non-recourse funding obligations	—	—	2,013	—	(30)	1,983
Deferred tax and other liabilities	315	(680)	4,329	(209)	925	4,680
Borrowings and capital securities	450	—	—	12	4,344	4,806
Separate account liabilities	—	—	—	9,064	—	9,064
Liabilities held for sale related to discontinued operations	—	—	—	—	843	843

Total liabilities	3,563	605	72,912	12,088	6,082	95,250

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,854	1,737	6,567	811	(1,337)	10,632
Allocated accumulated other comprehensive income (loss)	24	25	4,730	(15)	(72)	4,692

Total Genworth Financial, Inc.’s stockholders’ equity	2,878	1,762	11,297	796	(1,409)	15,324
Noncontrolling interests	1,757	—	—	—	—	1,757

Total stockholders’ equity	4,635	1,762	11,297	796	(1,409)	17,081

Total liabilities and stockholders’ equity	$8,198	$2,367	$84,209	$12,884	$4,673	$112,331

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Deferred Acquisition Costs Rollforward

(amounts in millions)

	International Mortgage Insurance	U.S. Mortgage Insurance	U.S. Life Insurance(1)	Runoff(2)	Corporate and Other	Total
Unamortized balance as of March 31, 2015	$141	$17	$4,738	$295	$—	$5,191
Costs deferred	16	4	48	1	—	69
Amortization, net of interest accretion	(12)	(2)	(64)	(10)	—	(88)
Impact of foreign currency translation	2	—	—	—	—	2

Unamortized balance as of June 30, 2015	147	19	4,722	286	—	5,174
Effect of accumulated net unrealized investment (gains) losses	—	—	(274)	(4)	—	(278)

Balance as of June 30, 2015	$147	$19	$4,448	$282	$—	$4,896

(1)	Amortization, net of interest accretion, included $6 million of amortization related to net investment gains for the policyholder account balances.
(2)	Amortization, net of interest accretion, included $8 million of amortization related to net investment gains for the policyholder account balances.

Global Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income—Global Mortgage Insurance Division

(amounts in millions)

	2015				2014
	2Q	1Q		Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$364	$365		$729	$387	$388	$381	$372	$1,528
Net investment income	76	85		161	87	97	86	92	362
Net investment gains (losses)	20	(17)		3	(4)	(4)	12	(3)	1
Insurance and investment product fees and other	1	(2)		(1)	(4)	(7)	(3)	2	(12)

Total revenues	461	431		892	466	474	476	463	1,879

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	99	94		193	145	199	107	110	561
Acquisition and operating expenses, net of deferrals	94	79		173	101	87	93	82	363
Amortization of deferred acquisition costs and intangibles	16	16		32	16	16	17	17	66
Interest expense	6	7		13	7	8	8	8	31

Total benefits and expenses	215	196		411	269	310	225	217	1,021

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	246	235		481	197	164	251	246	858
Provision for income taxes	75	75		150	237	24	61	80	402

INCOME (LOSS) FROM CONTINUING OPERATIONS	171	160		331	(40)	140	190	166	456
Less: net income attributable to noncontrolling interests	54	50		104	52	57	52	35	196

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	117	110		227	(92)	83	138	131	260
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(7)	6		(1)	1	2	(4)	1	—
(Gains) losses on early extinguishment of debt, net	—	—		—	—	—	2	—	2
Tax impact from potential business portfolio changes	—	—		—	174	—	—	—	174

NET OPERATING INCOME(1)	$110	$116		$226	$83	$85	$136	$132	$436

Effective tax rate (operating income)(2)	32.3%	33.0	%(3)	32.7%	34.0%	11.3%	23.3%	33.9%	27.2%

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the Global Mortgage Insurance Division was $121 million and $245 million for the three and six months ended June 30, 2015, respectively.
(2)	The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.
(3)	The operating income effective tax rate for the first quarter of 2015 has been re-presented related to the tax associated with noncontrolling interests. There was no impact on the company’s total operating income effective tax rate as the offset was in Corporate and Other activities due to the tax allocation process.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended June 30, 2015	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$116	$90	$5	$211	$153	$364
Net investment income	33	29	1	63	13	76
Net investment gains (losses)	20	—	—	20	—	20
Insurance and investment product fees and other	—	1	—	1	—	1

Total revenues	169	120	6	295	166	461

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21	25	3	49	50	99
Acquisition and operating expenses, net of deferrals	22	25	9	56	38	94
Amortization of deferred acquisition costs and intangibles	9	5	—	14	2	16
Interest expense	4	2	—	6	—	6

Total benefits and expenses	56	57	12	125	90	215

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	113	63	(6)	170	76	246
Provision (benefit) for income taxes	31	18	(1)	48	27	75

INCOME (LOSS) FROM CONTINUING OPERATIONS	82	45	(5)	122	49	171
Less: net income attributable to noncontrolling interests	38	16	—	54	—	54

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	44	29	(5)	68	49	117

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(7)	—	—	(7)	—	(7)

NET OPERATING INCOME (LOSS)	$37	$29	$(5)	$61	$49	$110

Effective tax rate (operating income (loss))	27.3%	29.5%	10.0%	29.2%	35.6%	32.3%

	International Mortgage Insurance Segment
Three months ended June 30, 2014	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$128	$102	$7	$237	$144	$381
Net investment income	39	36	—	75	11	86
Net investment gains (losses)	12	—	—	12	—	12
Insurance and investment product fees and other	1	(4)	(1)	(4)	1	(3)

Total revenues	180	134	6	320	156	476

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	15	24	6	45	62	107
Acquisition and operating expenses, net of deferrals	28	23	8	59	34	93
Amortization of deferred acquisition costs and intangibles	9	6	—	15	2	17
Interest expense	6	2	—	8	—	8

Total benefits and expenses	58	55	14	127	98	225

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	122	79	(8)	193	58	251
Provision (benefit) for income taxes	32	11	(1)	42	19	61

INCOME (LOSS) FROM CONTINUING OPERATIONS	90	68	(7)	151	39	190
Less: net income attributable to noncontrolling interests	41	11	—	52	—	52

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	49	57	(7)	99	39	138

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(4)	—	—	(4)	—	(4)
(Gains) losses on early extinguishment of debt, net	2	—	—	2	—	2

NET OPERATING INCOME (LOSS)	$47	$57	$(7)	$97	$39	$136

Effective tax rate (operating income (loss))	26.3%	10.4%	11.3%	18.8%	32.4%	23.3%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Six months ended June 30, 2015	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$235	$179	$12	$426	$303	$729
Net investment income	67	61	1	129	32	161
Net investment gains (losses)	2	1	—	3	—	3
Insurance and investment product fees and other	1	(3)	—	(2)	1	(1)

Total revenues	305	238	13	556	336	892

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	46	39	8	93	100	193
Acquisition and operating expenses, net of deferrals	34	47	17	98	75	173
Amortization of deferred acquisition costs and intangibles	18	10	—	28	4	32
Interest expense	9	4	—	13	—	13

Total benefits and expenses	107	100	25	232	179	411

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	198	138	(12)	324	157	481
Provision (benefit) for income taxes	53	42	(1)	94	56	150

INCOME (LOSS) FROM CONTINUING OPERATIONS	145	96	(11)	230	101	331
Less: net income attributable to noncontrolling interests	67	37	—	104	—	104

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	78	59	(11)	126	101	227

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(1)	—	—	(1)	—	(1)

NET OPERATING INCOME (LOSS)	$77	$59	$(11)	$125	$101	$226

Effective tax rate (operating income (loss))	27.6%	30.0%	7.0%	30.0%	35.7%	32.7%

	International Mortgage Insurance Segment
Six months ended June 30, 2014	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$258	$199	$15	$472	$281	$753
Net investment income	78	70	1	149	29	178
Net investment gains (losses)	9	—	—	9	—	9
Insurance and investment product fees and other	3	(4)	(1)	(2)	1	(1)

Total revenues	348	265	15	628	311	939

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	41	41	10	92	125	217
Acquisition and operating expenses, net of deferrals	49	42	17	108	67	175
Amortization of deferred acquisition costs and intangibles	19	11	—	30	4	34
Interest expense	11	5	—	16	—	16

Total benefits and expenses	120	99	27	246	196	442

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	228	166	(12)	382	115	497
Provision (benefit) for income taxes	63	36	(1)	98	43	141

INCOME (LOSS) FROM CONTINUING OPERATIONS	165	130	(11)	284	72	356
Less: net income attributable to noncontrolling interests	76	11	—	87	—	87

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	89	119	(11)	197	72	269

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(3)	—	—	(3)	—	(3)
(Gains) losses on early extinguishment of debt, net	2	—	—	2	—	2

NET OPERATING INCOME (LOSS)	$88	$119	$(11)	$196	$72	$268

Effective tax rate (operating income (loss))	28.8%	21.2%	11.0%	25.3%	37.2%	28.9%

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2015				2014
	2Q	1Q		Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$211	$215		$426	$236	$242	$237	$235	$950
Net investment income	63	66		129	76	78	75	74	303
Net investment gains (losses)	20	(17)		3	(4)	(4)	12	(3)	1
Insurance and investment product fees and other	1	(3)		(2)	(5)	(7)	(4)	2	(14)

Total revenues	295	261		556	303	309	320	308	1,240

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	49	44		93	54	58	45	47	204
Acquisition and operating expenses, net of deferrals	56	42		98	63	52	59	49	223
Amortization of deferred acquisition costs and intangibles	14	14		28	14	15	15	15	59
Interest expense	6	7		13	7	8	8	8	31

Total benefits and expenses	125	107		232	138	133	127	119	517

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	170	154		324	165	176	193	189	723
Provision for income taxes	48	46		94	226	34	42	56	358

INCOME (LOSS) FROM CONTINUING OPERATIONS	122	108		230	(61)	142	151	133	365
Less: net income attributable to noncontrolling interests	54	50		104	52	57	52	35	196

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	68	58		126	(113)	85	99	98	169

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(7)	6		(1)	1	2	(4)	1	—
(Gains) losses on early extinguishment of debt, net	—	—		—	—	—	2	—	2
Tax impact from potential business portfolio changes	—	—		—	174	—	—	—	174

NET OPERATING INCOME(1)	$61	$64		$125	$62	$87	$97	$99	$345

Effective tax rate (operating income)	29.2%	30.7	%(2)	30.0%	34.5%	19.0%	18.8%	30.7%	25.7%

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $72 million and $144 million for the three and six months ended June 30, 2015, respectively.
(2)	The operating income effective tax rate for the first quarter of 2015 has been re-presented related to the tax associated with noncontrolling interests. There was no impact on the company’s total operating income effective tax rate as the offset was in Corporate and Other activities due to the tax allocation process.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2015				2014
	2Q	1Q		Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$116	$119		$235	$127	$130	$128	$130	$515
Net investment income	33	34		67	38	39	39	39	155
Net investment gains (losses)	20	(18)		2	(7)	(4)	12	(3)	(2)
Insurance and investment product fees and other	—	1		1	—	(2)	1	2	1

Total revenues	169	136		305	158	163	180	168	669

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21	25		46	33	28	15	26	102
Acquisition and operating expenses, net of deferrals	22	12		34	23	18	28	21	90
Amortization of deferred acquisition costs and intangibles	9	9		18	9	10	9	10	38
Interest expense	4	5		9	5	5	6	5	21

Total benefits and expenses	56	51		107	70	61	58	62	251

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	113	85		198	88	102	122	106	418
Provision for income taxes	31	22		53	24	24	32	31	111

INCOME FROM CONTINUING OPERATIONS	82	63		145	64	78	90	75	307
Less: net income attributable to noncontrolling interests	38	29		67	30	34	41	35	140

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	44	34		78	34	44	49	40	167

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(7)	6		(1)	2	2	(4)	1	1
(Gains) losses on early extinguishment of debt, net	—	—		—	—	—	2	—	2

NET OPERATING INCOME(1)	$37	$40		$77	$36	$46	$47	$41	$170

Effective tax rate (operating income)	27.3%	27.9	%(2)	27.6%	29.4%	21.2%	26.3%	31.6%	27.1%

SALES:
New Insurance Written (NIW)
Flow	$5,400	$3,300		$8,700	$5,500	$6,800	$5,000	$2,900	$20,200
Bulk	3,300	5,000		8,300	2,300	5,600	7,500	2,900	18,300

Total Canada NIW(3)	$8,700	$8,300		$17,000	$7,800	$12,400	$12,500	$5,800	$38,500

(1)	Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $43 million and $87 million for the three and six months ended June 30, 2015, respectively.
(2)	The operating income effective tax rate for the first quarter of 2015 has been re-presented related to the tax associated with noncontrolling interests. There was no impact on the company’s total operating income effective tax rate as the offset was in Corporate and Other activities due to the tax allocation process.
(3)	New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $9,800 million and $18,900 million for the three and six months ended June 30, 2015, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2015				2014
	2Q	1Q		Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$90	$89		$179	$102	$105	$102	$97	$406
Net investment income	29	32		61	36	38	36	34	144
Net investment gains (losses)	—	1		1	3	—	—	—	3
Insurance and investment product fees and other	1	(4)		(3)	(5)	(7)	(4)	—	(16)

Total revenues	120	118		238	136	136	134	131	537

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	25	14		39	15	22	24	17	78
Acquisition and operating expenses, net of deferrals	25	22		47	30	25	23	19	97
Amortization of deferred acquisition costs and intangibles	5	5		10	5	5	6	5	21
Interest expense	2	2		4	2	3	2	3	10

Total benefits and expenses	57	43		100	52	55	55	44	206

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	63	75		138	84	81	79	87	331
Provision for income taxes	18	24		42	202	10	11	25	248

INCOME (LOSS) FROM CONTINUING OPERATIONS	45	51		96	(118)	71	68	62	83
Less: net income attributable to noncontrolling interests	16	21		37	22	23	11	—	56

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	29	30		59	(140)	48	57	62	27

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	—	—		—	(1)	—	—	—	(1)
Tax impact from potential business portfolio changes	—	—		—	174	—	—	—	174

NET OPERATING INCOME(1)	$29	$30		$59	$33	$48	$57	$62	$200

Effective tax rate (operating income)	29.5%	30.5	%(2)	30.0%	34.8%	14.2%	10.4%	29.0%	22.3%

SALES:
New Insurance Written (NIW)
Flow	$6,500	$5,800		$12,300	$8,000	$8,100	$7,900	$7,800	$31,800
Bulk	1,700	—		1,700	100	1,000	—	—	1,100

Total Australia NIW(3)	$8,200	$5,800		$14,000	$8,100	$9,100	$7,900	$7,800	$32,900

(1)	Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $34 million and $68 million for the three and six months ended June 30, 2015, respectively.
(2)	The operating income effective tax rate for the first quarter of 2015 has been re-presented related to the tax associated with noncontrolling interests. There was no impact on the company’s total operating income effective tax rate as the offset was in Corporate and Other activities due to the tax allocation process.
(3)	New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $9,700 million and $16,200 million for the three and six months ended June 30, 2015, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Loss and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$5	$7	$12	$7	$7	$7	$8	$29
Net investment income	1	—	1	2	1	—	1	4
Net investment gains (losses)	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	—	—	—	—	2	(1)	—	1

Total revenues	6	7	13	9	10	6	9	34

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3	5	8	6	8	6	4	24
Acquisition and operating expenses, net of deferrals	9	8	17	10	9	8	9	36
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	12	13	25	16	17	14	13	60

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(6)	(6)	(12)	(7)	(7)	(8)	(4)	(26)
Provision (benefit) for income taxes	(1)	—	(1)	—	—	(1)	—	(1)

LOSS FROM CONTINUING OPERATIONS	(5)	(6)	(11)	(7)	(7)	(7)	(4)	(25)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(5)	(6)	(11)	(7)	(7)	(7)	(4)	(25)

ADJUSTMENT TO LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	—	—	—	—	—	—	—	—

NET OPERATING LOSS(1)	$(5)	$(6)	$(11)	$(7)	$(7)	$(7)	$(4)	$(25)

Effective tax rate (operating loss)	10.0%	4.9%	7.0%	-4.2%	-2.2%	11.3%	10.3%	3.8%

SALES:
New Insurance Written (NIW)
Flow	$500	$400	$900	$500	$400	$500	$400	$1,800
Bulk	—	200	200	—	—	—	—	—

Total Other Countries NIW(2)	$500	$600	$1,100	$500	$400	$500	$400	$1,800

(1)	Net operating loss for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $5 million and $11 million for the three and six months ended June 30, 2015, respectively.
(2)	New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $600 million and $1,300 million for the three and six months ended June 30, 2015, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$166	$109	$275	$160	$200	$146	$77	$583
Australia	107	87	194	128	130	125	126	509
Other Countries(1)	6	6	12	6	6	1	6	19

Total Net Premiums Written	$279	$202	$481	$294	$336	$272	$209	$1,111

Loss Ratio(2)
Canada	17%	22%	19%	26%	21%	12%	20%	20%
Australia(3)	28%	15%	22%	15%	21%	23%	17%	19%
Other Countries	43%	81%	63%	84%	105%	90%	55%	83%
Total Loss Ratio	23%	21%	22%	23%	24%	19%	20%	21%

GAAP Basis Expense Ratio(4)
Canada(5)	27%	18%	22%	26%	22%	29%	23%	25%
Australia	33%	30%	32%	34%	28%	28%	25%	29%
Other Countries(1)	143%	125%	134%	115%	126%	131%	107%	120%
Total GAAP Basis Expense Ratio	33%	26%	30%	32%	28%	32%	27%	30%

Adjusted Expense Ratio(6)
Canada(7)	19%	20%	19%	20%	14%	26%	39%	22%
Australia	28%	31%	29%	27%	23%	23%	20%	23%
Other Countries(1)	135%	132%	134%	132%	150%	NM (8)	142%	186%
Total Adjusted Expense Ratio	25%	28%	26%	26%	20%	28%	30%	25%

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $300 million, $271 million, $296 million, $290 million, $298 million and $282 million of risk in-force in Europe ceded under quota share reinsurance agreements as of June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.
(2)	The ratio of incurred losses and loss adjustment expense to net earned premiums.
(3)	During the first quarter of 2015, the company accrued a $7 million pre-tax receivable for expected recoveries relating to paid claims reflecting its experience of successful borrower recovery activity, which favorably impacted the loss ratio by nine points.
(4)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(5)	Excluding the impact of debt early redemption payment of $6 million in the second quarter of 2014, the GAAP basis expense ratio was 24% for both the three months ended June 30, 2014 and the twelve months ended December 31, 2014.
(6)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(7)	Excluding the impact of debt early redemption payment of $6 million in the second quarter of 2014, the adjusted expense ratio was 21% for both the three months ended June 30, 2014 and the twelve months ended December 31, 2014.
(8)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2015		2014
	2Q	1Q	4Q	3Q	2Q	1Q
Primary Insurance In-Force
Canada(1)	$300,900	$288,800	$306,600	$310,800	$314,500	$291,900
Australia	243,800	240,900	256,000	271,100	288,500	281,000
Other Countries	20,500	19,800	21,900	23,900	26,000	26,200

Total Primary Insurance In-Force	$565,200	$549,500	$584,500	$605,800	$629,000	$599,100

Primary Risk In-Force(2)
Canada
Flow	$78,500	$75,700	$81,300	$82,600	$84,500	$80,100
Bulk	26,800	25,400	26,000	26,200	25,600	22,100

Total Canada	105,300	101,100	107,300	108,800	110,100	102,200

Australia
Flow	79,100	78,600	83,400	88,100	93,800	91,100
Bulk	6,200	5,700	6,200	6,800	7,200	7,200

Total Australia	85,300	84,300	89,600	94,900	101,000	98,300

Other Countries
Flow(3),(4)	2,000	2,000	2,200	3,000	3,200	3,300
Bulk	300	300	300	300	400	400

Total Other Countries	2,300	2,300	2,500	3,300	3,600	3,700

Total Primary Risk In-Force	$192,900	$187,700	$199,400	$207,000	$214,700	$204,200

(1)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding balances in Canada from most of its customers. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $137.0 billion as of March 31, 2015, $145.0 billion as of December 31, 2014, $148.0 billion as of September 30, 2014, $152.0 billion as of June 30, 2014 and $141.0 billion as of March 31, 2014. This is based on the extrapolation of the amounts reported by lenders to the entire insured population.
(2)	The businesses in Australia and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia and Canada. This factor was 35% for all periods presented.
(3)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $300 million, $271 million, $296 million, $290 million, $298 million and $282 million of risk in-force in Europe ceded under quota share reinsurance agreements as of June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.
(4)	Beginning in the fourth quarter of 2014, risk in-force reflects a maximum risk exposure of approximately $60 million with one lender in Ireland as a result of a settlement completed during the fourth quarter of 2014.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Insured loans in-force(1),(2)	1,737,083	1,704,483	1,673,505	1,646,223	1,602,928
Insured delinquent loans	1,666	1,792	1,756	1,708	1,703
Insured delinquency rate(2),(3)	0.10%	0.11%	0.10%	0.10%	0.11%

Flow loans in-force(1)	1,287,744	1,266,626	1,255,050	1,236,206	1,213,846
Flow delinquent loans	1,435	1,532	1,493	1,477	1,493
Flow delinquency rate(3)	0.11%	0.12%	0.12%	0.12%	0.12%

Bulk loans in-force(1)	449,339	437,857	418,455	410,017	389,082
Bulk delinquent loans	231	260	263	231	210
Bulk delinquency rate(3)	0.05%	0.06%	0.06%	0.06%	0.05%

Loss Metrics	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Beginning Reserves	$85	$91	$89	$90	$97
Paid claims(4)	(21)	(22)	(24)	(24)	(26)
Increase in reserves	19	24	29	27	16
Impact of changes in foreign exchange rates	2	(8)	(3)	(4)	3

Ending Reserves	$85	$85	$91	$89	$90

	June 30, 2015		March 31, 2015		June 30, 2014
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	46%	0.04%	46%	0.05%	47%	0.06%
Alberta	17	0.09%	17	0.09%	16	0.10%
Quebec	14	0.19%	14	0.19%	14	0.18%
British Columbia	14	0.11%	14	0.13%	15	0.14%
Saskatchewan	3	0.13%	3	0.15%	2	0.11%
Nova Scotia	2	0.20%	2	0.23%	2	0.23%
Manitoba	2	0.07%	2	0.07%	2	0.06%
New Brunswick	1	0.18%	1	0.22%	1	0.21%
All Other	1	0.12%	1	0.12%	1	0.12%

Total	100%	0.10%	100%	0.11%	100%	0.11%

By Policy Year
2006 and prior	29%	0.02%	30%	0.03%	33%	0.03%
2007	8	0.15%	9	0.14%	9	0.18%
2008	7	0.20%	7	0.22%	8	0.22%
2009	4	0.16%	5	0.19%	5	0.22%
2010	7	0.20%	7	0.23%	8	0.26%
2011	7	0.25%	7	0.26%	8	0.25%
2012	10	0.19%	10	0.19%	12	0.14%
2013	10	0.10%	10	0.11%	11	0.05%
2014	12	0.05%	12	0.05%	6	— %
2015	6	—%	3	—%	—	— %

Total	100%	0.10%	100%	0.11%	100%	0.11%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding loans in-force in Canada from most of its customers. As a result, the company estimates that the outstanding loans in-force were 809,100 as of March 31, 2015, 793,700 as of December 31, 2014, and 783,700 as of September 30, 2014. This is based on the extrapolation of the amounts reported by lenders to the entire insured population. The corresponding insured delinquency rate was 0.22% as of March 31, 2015, December 31, 2014 and September 30, 2014.
(3)	Delinquent rates are based on insured loans in-force.
(4)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$25	$25	$50	$26	$25	$28	$28	$107
Bulk	1	2	3	1	1	—	1	3

Total Paid Claims	$26	$27	$53	$27	$26	$28	$29	$110

Average Paid Claim (in thousands)	$58.7	$67.9		$60.2	$63.9	$63.4	$66.4

Average Reserve Per Delinquency (in thousands)	$63.6	$60.4		$60.2	$58.4	$56.4	$57.5

Loss Metrics

Beginning Reserves	$108	$106		$100	$96	$107	$108
Paid claims(1)	(26)	(27)		(27)	(26)	(28)	(29)
Increase in reserves	24	29		33	30	17	28

Ending Reserves	$106	$108		$106	$100	$96	$107

Loan Amount(2)

Over $550K	6%	6%		6%	6%	5%	5%
$400K to $550K	12	12		11	11	11	11
$250K to $400K	33	33		33	32	32	32
$100K to $250K	44	44		45	46	47	47
$100K or Less	5	5		5	5	5	5

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$216	$215		$213	$212	$209	$208

Average Effective Loan-To-Value Ratios By Policy Year(3)

2006 and prior	35%	36%		36%	38%	39%	39%
2007	61%	61%		61%	64%	64%	65%
2008	68%	68%		68%	71%	71%	71%
2009	66%	66%		66%	69%	70%	70%
2010	73%	73%		73%	76%	77%	77%
2011	77%	77%		77%	80%	81%	81%
2012	82%	82%		82%	86%	86%	87%
2013	86%	86%		87%	90%	91%	91%
2014	92%	92%		92%	93%	93%	—%
2015	93%	—%		—%	—%	—%	—%
Total Flow	56%	56%		56%	57%	57%	57%

Total Bulk	42%	42%		42%	42%	41%	41%
Total	52%	52%		52%	53%	54%	54%

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)	Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Insured loans in-force	1,481,755	1,498,197	1,496,616	1,490,221	1,481,201
Insured delinquent loans	5,900	5,378	4,953	5,300	5,405
Insured delinquency rate	0.40%	0.36%	0.33%	0.36%	0.36%

Flow loans in-force	1,364,653	1,382,156	1,378,584	1,370,136	1,362,236
Flow delinquent loans	5,623	5,112	4,714	5,031	5,125
Flow delinquency rate	0.41%	0.37%	0.34%	0.37%	0.38%

Bulk loans in-force	117,102	116,041	118,032	120,085	118,965
Bulk delinquent loans	277	266	239	269	280
Bulk delinquency rate	0.24%	0.23%	0.20%	0.22%	0.24%

Loss Metrics	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Beginning Reserves	$149	$152	$161	$171	$168
Paid claims(1)	(15)	(14)	(14)	(19)	(24)
Increase in reserves	25	21	15	22	24
Impact of changes in foreign exchange rates	1	(10)	(10)	(13)	3

Ending Reserves	$160	$149	$152	$161	$171

	June 30, 2015		March 31, 2015		June 30, 2014
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	29%	0.30%	29%	0.29%	29%	0.33%
Queensland	23	0.57%	23	0.50%	23	0.48%
Victoria	23	0.34%	23	0.32%	23	0.34%
Western Australia	11	0.45%	11	0.37%	11	0.34%
South Australia	6	0.52%	6	0.48%	6	0.43%
Australian Capital Territory	3	0.14%	3	0.13%	3	0.13%
Tasmania	2	0.35%	2	0.28%	2	0.30%
New Zealand	2	0.27%	2	0.27%	2	0.34%
Northern Territory	1	0.24%	1	0.20%	1	0.20%

Total	100%	0.40%	100%	0.36%	100%	0.36%

By Policy Year
2006 and prior	30%	0.25%	31%	0.22%	33%	0.23%
2007	7	0.78%	8	0.68%	8	0.72%
2008	7	0.97%	7	0.87%	8	0.95%
2009	8	0.73%	9	0.70%	9	0.66%
2010	6	0.45%	6	0.42%	7	0.40%
2011	7	0.46%	7	0.42%	8	0.39%
2012	9	0.49%	9	0.40%	10	0.29%
2013	10	0.32%	10	0.26%	11	0.10%
2014	11	0.12%	11	0.06%	6	— %
2015	5	—%	2	—%	—	— %

Total	100%	0.40%	100%	0.36%	100%	0.36%

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$19	$17	$36	$15	$20	$25	$30	$90
Bulk	—	1	1	—	1	—	—	1

Total Paid Claims	$19	$18	$37	$15	$21	$25	$30	$91

Average Paid Claim (in thousands)	$66.9	$62.5		$49.5	$58.6	$60.5	$65.1

Average Reserve Per Delinquency (in thousands)	$35.2	$36.4		$37.6	$34.8	$33.6	$35.7

Loss Metrics
Beginning Reserves	$196	$186		$184	$181	$181	$192
Paid claims(1)	(19)	(18)		(15)	(21)	(25)	(30)
Increase in reserves	31	28		17	24	25	19

Ending Reserves	$208	$196		$186	$184	$181	$181

Loan Amount(2)
Over $550K	14%	13%		13%	13%	12%	12%
$400K to $550K	19	19		18	18	18	18
$250K to $400K	36	37		37	37	37	37
$100K to $250K	25	26		26	26	27	27
$100K or Less	6	5		6	6	6	6

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$213	$211		$210	$208	$207	$205

Average Effective Loan-To-Value Ratios By Policy Year(3)

2006 and prior	35%	36%		36%	38%	38%	40%
2007	56%	57%		58%	60%	61%	63%
2008	63%	65%		66%	67%	68%	70%
2009	65%	67%		68%	69%	70%	73%
2010	70%	72%		73%	74%	76%	78%
2011	72%	73%		74%	76%	77%	80%
2012	72%	74%		75%	77%	78%	80%
2013	76%	78%		79%	81%	82%	84%
2014	84%	85%		86%	87%	87%	—%
2015	87%	—%		—%	—%	—%	—%
Total Flow	59%	60%		60%	61%	61%	62%

Total Bulk	26%	27%		28%	28%	29%	30%
Total	56%	56%		57%	58%	58%	59%

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)	Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	June 30, 2015			March 31, 2015
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$37,068	$37,068	$—	$35,468	$35,468	$—
90.01% to 95.00%	23,753	23,753	—	23,036	23,036	—
80.01% to 90.00%	14,714	14,711	3	14,333	14,330	3
80.00% and below	29,767	2,922	26,845	28,236	2,828	25,408

Total Canada	$105,302	$78,454	$26,848	$101,073	$75,662	$25,411

Australia
95.01% and above	$16,261	$16,261	$—	$16,088	$16,088	$—
90.01% to 95.00%	21,496	21,489	7	21,121	21,114	7
80.01% to 90.00%	22,200	22,131	69	22,210	22,140	70
80.00% and below	25,376	19,267	6,109	24,887	19,267	5,620

Total Australia	$85,333	$79,148	$6,185	$84,306	$78,609	$5,697

Other Countries(2)
95.01% and above	$479	$479	$—	$466	$466	$—
90.01% to 95.00%	1,134	1,087	47	1,090	1,039	51
80.01% to 90.00%	575	359	216	575	342	233
80.00% and below	146	117	29	143	112	31

Total Other Countries	$2,333	$2,041	$292	$2,273	$1,958	$315

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)	Other Countries flow and primary risk in-force exclude $300 million and $271 million, respectively, of risk in-force in Europe ceded under quota share reinsurance agreements as of June 30, 2015 and March 31, 2015.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$153	$150	$303	$151	$146	$144	$137	$578
Net investment income	13	19	32	11	19	11	18	59
Net investment gains (losses)	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	—	1	1	1	—	1	—	2

Total revenues	166	170	336	163	165	156	155	639

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	50	50	100	91	141	62	63	357
Acquisition and operating expenses, net of deferrals	38	37	75	38	35	34	33	140
Amortization of deferred acquisition costs and intangibles	2	2	4	2	1	2	2	7

Total benefits and expenses	90	89	179	131	177	98	98	504

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	76	81	157	32	(12)	58	57	135
Provision (benefit) for income taxes	27	29	56	11	(10)	19	24	44

INCOME (LOSS) FROM CONTINUING OPERATIONS	49	52	101	21	(2)	39	33	91
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	—	—	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$49	$52	$101	$21	$(2)	$39	$33	$91

Effective tax rate (operating income (loss))	35.6%	35.7%	35.7%	32.5%	80.1%	32.4%	42.0%	32.2%

SALES:
New Insurance Written (NIW)
Flow	$8,200	$6,300	$14,500	$6,900	$7,500	$6,100	$3,900	$24,400
Bulk	—	—	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$8,200	$6,300	$14,500	$6,900	$7,500	$6,100	$3,900	$24,400

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2015				2014
	2Q		1Q		4Q		3Q		2Q		1Q
	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)
Product
Monthly(1)	$6,500	60	$4,400	60	$5,100	60	$6,100	59	$5,300	59	$3,400	58
Single	1,700	172	1,900	160	1,800	155	1,400	194	800	197	500	200

Total Flow	$8,200		$6,300		$6,900		$7,500		$6,100		$3,900

	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
FICO Scores
Over 735	$5,000	61%	$3,700	59%	$4,100	59%	$4,400	59%	$3,600	59%	$2,400	61%
680 - 735	2,500	30	2,100	33	2,200	32	2,400	32	2,000	33	1,200	31
660 - 679(2)	400	5	300	5	300	5	400	5	300	5	200	5
620 - 659	300	4	200	3	300	4	300	4	200	3	100	3
<620	—	—	—	—	—	—	—	—	—	—	—	—

Total Flow	$8,200	100%	$6,300	100%	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%

Loan-To-Value Ratio
95.01% and above	$400	5%	$300	5%	$100	2%	$200	3%	$100	2%	$100	3%
90.01% to 95.00%	4,200	51	3,100	49	3,500	51	3,900	52	3,300	54	1,900	49
85.01% to 90.00%	2,600	32	2,000	32	2,300	33	2,400	32	1,900	31	1,300	33
85.00% and below	1,000	12	900	14	1,000	14	1,000	13	800	13	600	15

Total Flow	$8,200	100%	$6,300	100%	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%

Origination
Purchase	$6,500	79%	$4,300	68%	$5,300	77%	$6,400	85%	$5,100	84%	$3,000	77%
Refinance	1,700	21	2,000	32	1,600	23	1,100	15	1,000	16	900	23

Total Flow	$8,200	100%	$6,300	100%	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$170	$170	$340	$171	$162	$151	$144	$628

New Risk Written
Flow	$2,040	$1,557	$3,597	$1,703	$1,878	$1,521	$960	$6,062
Bulk	—	—	—	—	—	—	—	—

Total Primary	2,040	1,557	3,597	1,703	1,878	1,521	960	6,062
Pool	—	—	—	—	—	—	—	—

Total New Risk Written	$2,040	$1,557	$3,597	$1,703	$1,878	$1,521	$960	$6,062

Primary Insurance In-Force	$117,100	$115,200		$114,400	$112,400	$110,500	$109,100

Risk In-Force
Flow	$29,026	$28,415		$28,112	$27,507	$26,880	$26,405
Bulk(1)	360	387		402	419	434	442

Total Primary	29,386	28,802		28,514	27,926	27,314	26,847
Pool	137	142		151	159	163	171

Total Risk In-Force	$29,523	$28,944		$28,665	$28,085	$27,477	$27,018

Primary Risk In-Force That Is GSE Conforming	97%	97%		97%	97%	97%	97%

GAAP Basis Expense Ratio(2)	26%	26%	26%	26%	25%	25%	25%	25%

Adjusted Expense Ratio(3)	23%	23%	23%	23%	23%	23%	24%	23%

Flow Persistency	79%	81%		83%	80%	83%	85%

Risk To Capital Ratio(4)	13.7:1	14.1:1		14.5:1	15.4:1	14.6:1	18.7:1

Average Primary Loan Size (in thousands)	$184	$182		$181	$180	$178	$176

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	As of June 30, 2015, 86% of our bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(2)	The ratio of an insurer's general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(3)	The ratio of an insurer's general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(4)	Certain states limit a private mortgage insurer's risk in-force to 25 times the total of the insurer's policyholders' surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct	$131	$130	$261	$142	$148	$148	$178	$616
Assumed(1)	4	5	9	3	4	6	6	19
Ceded	(1)	(16)	(17)	(4)	(3)	(4)	(15)	(26)
Loss adjustment expenses	3	4	7	4	4	4	5	17

Total Flow	137	123	260	145	153	154	174	626
Bulk	2	2	4	2	2	2	2	8

Total Primary	139	125	264	147	155	156	176	634
Pool	1	1	2	2	1	1	1	5

Total Paid Claims	$140	$126	$266	$149	$156	$157	$177	$639

Average Paid Claim (in thousands)	$50.8	$46.5		$46.6	$47.6	$47.2	$43.6

Average Reserve Per Delinquency (in thousands)
Flow	$30.6	$31.0		$30.2	$30.7	$30.0	$30.3
Bulk loans with established reserve	21.5	21.2		20.4	20.5	22.5	19.2
Bulk loans with no reserve(2)	—	—		—	—	—	—

Reserves:
Flow direct case	$909	$992		$1,065	$1,122	$1,083	$1,172
Bulk direct case	18	20		21	22	24	25
Assumed(1)	12	15		21	21	24	29
All other(3)	57	60		73	74	125	129

Total Reserves	$996	$1,087		$1,180	$1,239	$1,256	$1,355

Beginning Reserves	$1,087	$1,180	$1,180	$1,239	$1,256	$1,355	$1,482	$1,482
Paid claims	(141)	(142)	(283)	(153)	(158)	(162)	(192)	(665)
Increase in reserves	50	49	99	94	141	63	65	363

Ending Reserves	$996	$1,087	$996	$1,180	$1,239	$1,256	$1,355	$1,180

Beginning Reinsurance Recoverable(4)	$7	$24	$24	$25	$27	$31	$44	$44
Ceded paid claims	(1)	(16)	(17)	(4)	(2)	(5)	(15)	(26)
Increase in recoverable	—	(1)	(1)	3	—	1	2	6

Ending Reinsurance Recoverable	$6	$7	$6	$24	$25	$27	$31	$24

Loss Ratio(5)	33%	33%	33%	61%	97%	43%	46%	62%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(3)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(4)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(5)	The ratio of incurred losses to net earned premiums. Lender settlements of $53 million in the third quarter of 2014 increased the loss ratio by 37 percentage points and 9 percentage points for the three months ended September 30, 2014 and the twelve months ended December 31, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	31,876	34,220		38,177	39,485	40,897	43,733
Bulk loans with an established reserve	908	984		1,109	1,147	1,147	1,434
Bulk loans with no reserve(1)	415	461		500	515	561	694

Total Number of Primary Delinquencies	33,199	35,665		39,786	41,147	42,605	45,861

Beginning Number of Primary Delinquencies	35,665	39,786	39,786	41,147	42,605	45,861	51,459	51,459
New delinquencies	9,061	9,554	18,615	10,826	11,574	10,568	12,100	45,068
Delinquency cures	(8,800)	(10,988)	(19,788)	(9,030)	(9,790)	(10,545)	(13,678)	(43,043)
Paid claims	(2,727)	(2,687)	(5,414)	(3,157)	(3,242)	(3,279)	(4,020)	(13,698)

Ending Number of Primary Delinquencies	33,199	35,665	33,199	39,786	41,147	42,605	45,861	39,786

Composition of Cures
Reported delinquent and cured-intraquarter	1,658	2,271		1,434	2,093	1,993	3,141
Number of missed payments delinquent prior to cure:
3 payments or less	4,260	6,112		5,340	5,202	5,335	7,252
4 - 11 payments	2,250	1,912		1,613	1,772	2,253	2,391
12 payments or more	632	693		643	723	964	894

Total	8,800	10,988		9,030	9,790	10,545	13,678

Primary Delinquencies by Missed Payment Status
3 payments or less	9,432	9,271		11,318	11,478	11,228	11,351
4 - 11 payments	7,824	9,086		9,684	9,610	9,913	11,463
12 payments or more	15,943	17,308		18,784	20,059	21,464	23,047

Primary Delinquencies	33,199	35,665		39,786	41,147	42,605	45,861

	June 30, 2015
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	9,071	$58	$364	16%
4 - 11 payments in default	7,590	195	313	62%
12 payments or more in default	15,215	656	756	87%

Total	31,876	$909	$1,433	63%

	December 31, 2014
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	10,849	$76	$426	18%
4 - 11 payments in default	9,368	238	383	62%
12 payments or more in default	17,960	751	895	84%

Total	38,177	$1,065	$1,704	63%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2015		2014
	2Q	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	636,640	631,591	630,852	624,850	620,415	618,442
Primary delinquent loans	33,199	35,665	39,786	41,147	42,605	45,861
Primary delinquency rate	5.21%	5.65%	6.31%	6.59%	6.87%	7.42%

Flow loans in-force	608,615	601,472	599,206	591,823	585,719	582,553
Flow delinquent loans	31,876	34,220	38,177	39,485	40,897	43,733
Flow delinquency rate	5.24%	5.69%	6.37%	6.67%	6.98%	7.51%

Bulk loans in-force	28,025	30,119	31,646	33,027	34,696	35,889
Bulk delinquent loans	1,323	1,445	1,609	1,662	1,708	2,128
Bulk delinquency rate	4.72%	4.80%	5.08%	5.03%	4.92%	5.93%

A minus and sub-prime loans in-force	31,051	33,805	33,529	34,825	36,219	37,714
A minus and sub-prime delinquent loans	6,530	7,019	7,851	8,017	8,238	8,789
A minus and sub-prime delinquency rate	21.03%	20.76%	23.42%	23.02%	22.74%	23.30%

Pool Loans
Pool loans in-force	7,709	7,979	8,282	10,125	10,336	10,710
Pool delinquent loans	447	468	521	549	546	575
Pool delinquency rate	5.80%	5.87%	6.29%	5.42%	5.28%	5.37%

Primary Risk In-Force by Credit Quality
Over 735	52%	52%	51%	51%	51%	50%
680-735	31%	31%	31%	30%	30%	30%
660-679(1)	7%	7%	7%	7%	7%	8%
620-659	7%	7%	8%	8%	8%	8%
< 620	3%	3%	3%	4%	4%	4%

(1)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	June 30, 2015
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.08%	12.2%	$4,724	4.0%	$1,073	3.7%	14.18%
2005	5.67%	12.2	4,063	3.5	1,098	3.7	13.38%
2006	5.89%	17.4	6,593	5.6	1,686	5.7	12.83%
2007	5.80%	37.0	16,202	13.8	4,072	13.9	11.87%
2008	5.33%	17.8	14,065	12.0	3,561	12.1	6.76%
2009	4.96%	0.7	2,157	1.8	498	1.7	2.07%
2010	4.69%	0.6	2,786	2.4	679	2.3	1.47%
2011	4.52%	0.5	3,817	3.3	965	3.3	1.22%
2012	3.81%	0.5	9,711	8.3	2,485	8.5	0.49%
2013	3.98%	0.6	16,812	14.4	4,237	14.4	0.39%
2014	4.39%	0.5	21,815	18.6	5,467	18.6	0.23%
2015	4.04%	—	14,395	12.3	3,565	12.1	0.04%

Total	4.87%	100.0%	$117,140	100.0%	$29,386	100.0%	5.21%

	June 30, 2015		March 31, 2015		June 30, 2014
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$29,386	5.21%	$28,802	5.65%	$27,314	6.87%
Top 10 lenders	11,926	6.61%	12,123	6.98%	12,393	7.96%
Top 20 lenders	14,065	6.12%	14,177	6.54%	14,328	7.88%

Loan-to-value ratio
95.01% and above	$6,540	7.87%	$6,654	8.16%	$7,107	8.91%
90.01% to 95.00%	13,006	3.86%	12,398	4.34%	10,738	5.86%
80.01% to 90.00%	9,513	5.07%	9,402	5.51%	9,081	6.73%
80.00% and below	327	3.33%	348	3.37%	388	3.45%

Total	$29,386	5.21%	$28,802	5.65%	$27,314	6.87%

Loan grade
Prime	$28,221	4.40%	$27,593	4.81%	$25,965	5.88%
A minus and sub-prime	1,165	21.03%	1,209	21.18%	1,349	22.74%

Total	$29,386	5.21%	$28,802	5.65%	$27,314	6.87%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $996 million as of June 30, 2015.

U.S. Life Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income (Loss)—U.S. Life Insurance Division

(amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$769	$778	$1,547	$827	$821	$762	$759	$3,169
Net investment income	677	671	1,348	676	658	671	660	2,665
Net investment gains (losses)	(7)	(4)	(11)	12	1	25	3	41
Insurance and investment product fees and other	182	180	362	180	186	175	171	712

Total revenues	1,621	1,625	3,246	1,695	1,666	1,633	1,593	6,587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,122	1,091	2,213	1,981	1,722	1,087	1,030	5,820
Interest credited	150	150	300	154	155	155	154	618
Acquisition and operating expenses, net of deferrals	167	163	330	168	173	156	161	658
Amortization of deferred acquisition costs and intangibles	75	73	148	98	91	81	75	345
Goodwill impairment	—	—	—	299	550	—	—	849
Interest expense	22	25	47	23	22	21	21	87

Total benefits and expenses	1,536	1,502	3,038	2,723	2,713	1,500	1,441	8,377

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	85	123	208	(1,028)	(1,047)	133	152	(1,790)
Provision (benefit) for income taxes	31	43	74	(278)	(211)	47	57	(385)

INCOME (LOSS) FROM CONTINUING OPERATIONS	54	80	134	(750)	(836)	86	95	(1,405)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	2	1	3	(6)	(3)	(17)	(1)	(27)
Goodwill impairment, net	—	—	—	274	517	—	—	791
Expenses related to restructuring, net	1	—	1	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$57	$81	$138	$(482)	$(322)	$69	$94	$(641)

Effective tax rate (operating income (loss))	35.3%	35.3%	35.3%	34.7%	35.8%	35.6%	37.3%	34.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended June 30, 2015	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$597	$169	$3	$769	$769
Net investment income	320	127	230	677	677
Net investment gains (losses)	(3)	3	(7)	(7)	(7)
Insurance and investment product fees and other	1	178	3	182	182

Total revenues	915	477	229	1,621	1,621

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	780	266	76	1,122	1,122
Interest credited	—	68	82	150	150
Acquisition and operating expenses, net of deferrals	98	52	17	167	167
Amortization of deferred acquisition costs and intangibles	24	33	18	75	75
Interest expense	—	22	—	22	22

Total benefits and expenses	902	441	193	1,536	1,536

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	13	36	36	85	85
Provision for income taxes	5	13	13	31	31

INCOME FROM CONTINUING OPERATIONS	8	23	23	54	54

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	2	(2)	2	2	2
Expenses related to restructuring, net	—	1	—	1	1

NET OPERATING INCOME	$10	$22	$25	$57	$57

Effective tax rate (operating income)	35.3%	35.3%	35.3%	35.3%	35.3%

	U.S. Life Insurance Segment
Three months ended June 30, 2014	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$577	$171	$14	$762	$762
Net investment income	292	137	242	671	671
Net investment gains (losses)	3	23	(1)	25	25
Insurance and investment product fees and other	—	173	2	175	175

Total revenues	872	504	257	1,633	1,633

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	735	257	95	1,087	1,087
Interest credited	—	66	89	155	155
Acquisition and operating expenses, net of deferrals	97	45	14	156	156
Amortization of deferred acquisition costs and intangibles	27	32	22	81	81
Interest expense	—	21	—	21	21

Total benefits and expenses	859	421	220	1,500	1,500

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	13	83	37	133	133
Provision for income taxes	5	29	13	47	47

INCOME FROM CONTINUING OPERATIONS	8	54	24	86	86

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(2)	(15)	—	(17)	(17)

NET OPERATING INCOME	$6	$39	$24	$69	$69

Effective tax rate (operating income)	37.1%	35.4%	35.5%	35.6%	35.6%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Six months ended June 30, 2015	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$1,186	$348	$13	$1,547	$1,547
Net investment income	633	254	461	1,348	1,348
Net investment gains (losses)	—	6	(17)	(11)	(11)
Insurance and investment product fees and other	1	356	5	362	362

Total revenues	1,820	964	462	3,246	3,246

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,546	516	151	2,213	2,213
Interest credited	—	134	166	300	300
Acquisition and operating expenses, net of deferrals	193	103	34	330	330
Amortization of deferred acquisition costs and intangibles	50	63	35	148	148
Goodwill impairment	—	—	—	—	—
Interest expense	—	47	—	47	47

Total benefits and expenses	1,789	863	386	3,038	3,038

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	31	101	76	208	208
Provision for income taxes	11	36	27	74	74

INCOME FROM CONTINUING OPERATIONS	20	65	49	134	134

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	(4)	7	3	3
Expenses related to restructuring, net	—	1	—	1	1

NET OPERATING INCOME	$20	$62	$56	$138	$138

Effective tax rate (operating income)	35.3%	35.3%	35.3%	35.3%	35.3%

	U.S. Life Insurance Segment
Six months ended June 30, 2014	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$1,142	$354	$25	$1,521	$1,521
Net investment income	582	265	484	1,331	1,331
Net investment gains (losses)	3	24	1	28	28
Insurance and investment product fees and other	1	341	4	346	346

Total revenues	1,728	984	514	3,226	3,226

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,399	538	180	2,117	2,117
Interest credited	—	132	177	309	309
Acquisition and operating expenses, net of deferrals	190	95	32	317	317
Amortization of deferred acquisition costs and intangibles	53	58	45	156	156
Interest expense	—	42	—	42	42

Total benefits and expenses	1,642	865	434	2,941	2,941

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	86	119	80	285	285
Provision for income taxes	32	43	29	104	104

INCOME FROM CONTINUING OPERATIONS	54	76	51	181	181

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(2)	(16)	—	(18)	(18)

NET OPERATING INCOME	$52	$60	$51	$163	$163

Effective tax rate (operating income)	37.0%	36.8%	35.9%	36.6%	36.6%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$597	$589	$1,186	$607	$587	$577	$565	$2,336
Net investment income	320	313	633	303	293	292	290	1,178
Net investment gains (losses)	(3)	3	—	6	(1)	3	—	8
Insurance and investment product fees and other	1	—	1	—	—	—	1	1

Total revenues	915	905	1,820	916	879	872	856	3,523

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	780	766	1,546	1,545	1,313	735	664	4,257
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	98	95	193	106	103	97	93	399
Amortization of deferred acquisition costs and intangibles	24	26	50	34	25	27	26	112
Goodwill impairment	—	—	—	154	200	—	—	354
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	902	887	1,789	1,839	1,641	859	783	5,122

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	13	18	31	(923)	(762)	13	73	(1,599)
Provision (benefit) for income taxes	5	6	11	(291)	(234)	5	27	(493)

INCOME (LOSS) FROM CONTINUING OPERATIONS	8	12	20	(632)	(528)	8	46	(1,106)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	2	(2)	—	(3)	—	(2)	—	(5)
Goodwill impairment, net	—	—	—	129	167	—	—	296

NET OPERATING INCOME (LOSS)	$10	$10	$20	$(506)	$(361)	$6	$46	$(815)

Effective tax rate (operating income (loss))	35.3%	35.3%	35.3%	34.6%	35.7%	37.1%	37.0%	34.9%

SALES:
Individual Long-Term Care Insurance	$8	$10	$18	$17	$28	$24	$21	$90
Group Long-Term Care Insurance	1	1	2	6	1	2	1	10

Total Sales	$9	$11	$20	$23	$29	$26	$22	$100

RATIOS:
Loss Ratio(1)	72.6%	72.4%	72.5%	200.1%	173.0%	73.2%	63.3%	128.8%
Gross Benefits Ratio(2)	130.5%	130.2%	130.3%	254.4%	224.1%	127.3%	117.5%	182.2%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$169	$179	$348	$175	$193	$171	$183	$722
Net investment income	127	127	254	133	123	137	128	521
Net investment gains (losses)	3	3	6	—	10	23	1	34
Insurance and investment product fees and other	178	178	356	179	184	173	168	704

Total revenues	477	487	964	487	510	504	480	1,981

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	266	250	516	315	293	257	281	1,146
Interest credited	68	66	134	67	67	66	66	266
Acquisition and operating expenses, net of deferrals	52	51	103	45	52	45	50	192
Amortization of deferred acquisition costs and intangibles	33	30	63	36	46	32	26	140
Goodwill impairment	—	—	—	145	350	—	—	495
Interest expense	22	25	47	23	22	21	21	87

Total benefits and expenses	441	422	863	631	830	421	444	2,326

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	36	65	101	(144)	(320)	83	36	(345)
Provision for income taxes	13	23	36	—	11	29	14	54

INCOME (LOSS) FROM CONTINUING OPERATIONS	23	42	65	(144)	(331)	54	22	(399)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(2)	(2)	(4)	—	(6)	(15)	(1)	(22)
Goodwill impairment, net	—	—	—	145	350	—	—	495
Expenses related to restructuring, net	1	—	1	—	—	—	—	—

NET OPERATING INCOME	$22	$40	$62	$1	$13	$39	$21	$74

Effective tax rate (operating income)	35.3%	35.3%	35.3%	NM (1)	35.2%	35.4%	39.3%	36.2%

SALES:
Sales by Product:
Term Life	$9	$9	$18	$11	$13	$14	$13	$51
Universal Life	4	4	8	7	11	7	6	31
Linked-Benefits	2	4	6	5	4	5	2	16

Total Sales	$15	$17	$32	$23	$28	$26	$21	$98

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$3	$10	$13	$45	$41	$14	$11	$111
Net investment income	230	231	461	240	242	242	242	966
Net investment gains (losses)	(7)	(10)	(17)	6	(8)	(1)	2	(1)
Insurance and investment product fees and other	3	2	5	1	2	2	2	7

Total revenues	229	233	462	292	277	257	257	1,083

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	76	75	151	121	116	95	85	417
Interest credited	82	84	166	87	88	89	88	352
Acquisition and operating expenses, net of deferrals	17	17	34	17	18	14	18	67
Amortization of deferred acquisition costs and intangibles	18	17	35	28	20	22	23	93
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	193	193	386	253	242	220	214	929

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	36	40	76	39	35	37	43	154
Provision for income taxes	13	14	27	13	12	13	16	54

INCOME FROM CONTINUING OPERATIONS	23	26	49	26	23	24	27	100

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	2	5	7	(3)	3	—	—	—

NET OPERATING INCOME	$25	$31	$56	$23	$26	$24	$27	$100

Effective tax rate (operating income)	35.3%	35.3%	35.3%	33.3%	34.8%	35.5%	36.2%	35.0%

SALES:
Sales by Product:
Single Premium Deferred Annuities	$211	$306	$517	$439	$322	$400	$492	$1,653
Single Premium Immediate Annuities	13	20	33	56	49	29	28	162

Total Sales	$224	$326	$550	$495	$371	$429	$520	$1,815

Corporate and Other Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Loss—Corporate and Other Division

(amounts in millions)

	2015				2014
	2Q	1Q		Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$—		$1	$—	$1	$1	$1	$3
Net investment income	40	25		65	34	23	34	24	115
Net investment gains (losses)	(5)	5		—	(19)	(24)	(3)	(18)	(64)
Insurance and investment product fees and other	39	49		88	53	50	53	53	209

Total revenues	75	79		154	68	50	85	60	263

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	11	7		18	10	13	6	8	37
Interest credited	31	30		61	31	30	29	29	119
Acquisition and operating expenses, net of deferrals	34	25		59	30	24	33	30	117
Amortization of deferred acquisition costs and intangibles	10	6		16	14	6	10	12	42
Interest expense	75	75		150	76	74	83	82	315

Total benefits and expenses	161	143		304	161	147	161	161	630

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(86)	(64)		(150)	(93)	(97)	(76)	(101)	(367)
Provision (benefit) for income taxes	(36)	(27)		(63)	(37)	—	(24)	(50)	(111)

LOSS FROM CONTINUING OPERATIONS	(50)	(37)		(87)	(56)	(97)	(52)	(51)	(256)
Income (loss) from discontinued operations, net of taxes	(314)	1		(313)	138	6	4	9	157

NET INCOME (LOSS)	(364)	(36)		(400)	82	(91)	(48)	(42)	(99)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	1	(6)		(5)	9	11	1	11	32
Expenses related to restructuring, net	1	—		1	—	—	—	—	—
Tax impact from potential business portfolio changes	—	—		—	31	—	—	—	31
(Income) loss from discontinued operations, net of taxes	314	(1)		313	(138)	(6)	(4)	(9)	(157)

NET OPERATING LOSS	$(48)	$(43)		$(91)	$(16)	$(86)	$(51)	$(40)	$(193)

Effective tax rate (operating loss)	42.2%	38.1	%(1)	40.3%	80.8%	-7.2%	32.1%	52.0%	39.4%

(1)	The operating loss effective tax rate for the first quarter of 2015 has been re-presented due to the tax allocation process related to the tax associated with noncontrolling interests. There was no impact on the company’s total operating income effective tax rate as the offset was in the Global Mortgage Insurance Division (Canada and Australia).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Three months ended June 30, 2015	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$1	$—	$1
Net investment income	40	—	40
Net investment gains (losses)	(8)	3	(5)
Insurance and investment product fees and other	49	(10)	39

Total revenues	82	(7)	75

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	11	—	11
Interest credited	31	—	31
Acquisition and operating expenses, net of deferrals	21	13	34
Amortization of deferred acquisition costs and intangibles	10	—	10
Interest expense	1	74	75

Total benefits and expenses	74	87	161

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	8	(94)	(86)
Provision (benefit) for income taxes	2	(38)	(36)

INCOME (LOSS) FROM CONTINUING OPERATIONS	6	(56)	(50)
Loss from discontinued operations, net of taxes	—	(314)	(314)

NET INCOME (LOSS)	6	(370)	(364)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	3	(2)	1
Expenses related to restructuring, net	—	1	1
Loss from discontinued operations, net of taxes	—	314	314

NET OPERATING INCOME (LOSS)	$9	$(57)	$(48)

Effective tax rate (operating income (loss))	25.7%	42.1%	42.2%

Three months ended June 30, 2014	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$1	$—	$1
Net investment income	33	1	34
Net investment gains (losses)	3	(6)	(3)
Insurance and investment product fees and other	52	1	53

Total revenues	89	(4)	85

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	6	—	6
Interest credited	29	—	29
Acquisition and operating expenses, net of deferrals	20	13	33
Amortization of deferred acquisition costs and intangibles	10	—	10
Interest expense	1	82	83

Total benefits and expenses	66	95	161

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	23	(99)	(76)
Provision (benefit) for income taxes	5	(29)	(24)

INCOME (LOSS) FROM CONTINUING OPERATIONS	18	(70)	(52)
Income from discontinued operations, net of taxes	—	4	4

NET INCOME (LOSS)	18	(66)	(48)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	(3)	4	1
Income from discontinued operations, net of taxes	—	(4)	(4)

NET OPERATING INCOME (LOSS)	$15	$(66)	$(51)

Effective tax rate (operating income (loss))	16.1%	28.9%	32.1%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Six months ended June 30, 2015	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$1	$—	$1
Net investment income	71	(6)	65
Net investment gains (losses)	(14)	14	—
Insurance and investment product fees and other	98	(10)	88

Total revenues	156	(2)	154

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	18	—	18
Interest credited	61	—	61
Acquisition and operating expenses, net of deferrals	40	19	59
Amortization of deferred acquisition costs and intangibles	15	1	16
Interest expense	1	149	150

Total benefits and expenses	135	169	304

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	21	(171)	(150)
Provision (benefit) for income taxes	5	(68)	(63)

INCOME (LOSS) FROM CONTINUING OPERATIONS	16	(103)	(87)
Loss from discontinued operations, net of taxes	—	(313)	(313)

NET INCOME (LOSS)	16	(416)	(400)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	4	(9)	(5)
Expenses related to restructuring, net	—	1	1
Loss from discontinued operations, net of taxes	—	313	313

NET OPERATING INCOME (LOSS)	$20	$(111)	$(91)

Effective tax rate (operating income (loss))	26.2%	39.4%	40.3%

Six months ended June 30, 2014	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$2	$—	$2
Net investment income	65	(7)	58
Net investment gains (losses)	(10)	(11)	(21)
Insurance and investment product fees and other	105	1	106

Total revenues	162	(17)	145

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	14	—	14
Interest credited	58	—	58
Acquisition and operating expenses, net of deferrals	40	23	63
Amortization of deferred acquisition costs and intangibles	21	1	22
Interest expense	1	164	165

Total benefits and expenses	134	188	322

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	28	(205)	(177)
Provision (benefit) for income taxes	5	(79)	(74)

INCOME (LOSS) FROM CONTINUING OPERATIONS	23	(126)	(103)
Income from discontinued operations, net of taxes	—	13	13

NET INCOME (LOSS)	23	(113)	(90)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	4	8	12
Income from discontinued operations, net of taxes	—	(13)	(13)

NET OPERATING INCOME (LOSS)	$27	$(118)	$(91)

Effective tax rate (operating income (loss))	20.2%	38.6%	42.6%

(1)	Includes inter-segment eliminations.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Income—Runoff Segment

(amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$—	$1	$—	$1	$1	$1	$3
Net investment income	40	31	71	32	32	33	32	129
Net investment gains (losses)	(8)	(6)	(14)	(23)	(33)	3	(13)	(66)
Insurance and investment product fees and other	49	49	98	51	53	52	53	209

Total revenues	82	74	156	60	53	89	73	275

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	11	7	18	10	13	6	8	37
Interest credited	31	30	61	31	30	29	29	119
Acquisition and operating expenses, net of deferrals	21	19	40	22	22	20	20	84
Amortization of deferred acquisition costs and intangibles	10	5	15	13	5	10	11	39
Interest expense	1	—	1	—	—	1	—	1

Total benefits and expenses	74	61	135	76	70	66	68	280

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	8	13	21	(16)	(17)	23	5	(5)
Provision (benefit) for income taxes	2	3	5	(19)	(5)	5	—	(19)

INCOME (LOSS) FROM CONTINUING OPERATIONS	6	10	16	3	(12)	18	5	14

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	3	1	4	13	17	(3)	7	34

NET OPERATING INCOME	$9	$11	$20	$16	$5	$15	$12	$48

Effective tax rate (operating income)	25.7%	26.7%	26.2%	NM (1)	48.2%	16.1%	25.1%	-1.0%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2015				2014
	2Q	1Q		Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—		$—	$—	$—	$—	$—	$—
Net investment income	—	(6)		(6)	2	(9)	1	(8)	(14)
Net investment gains (losses)	3	11		14	4	9	(6)	(5)	2
Insurance and investment product fees and other	(10)	—		(10)	2	(3)	1	—	—

Total revenues	(7)	5		(2)	8	(3)	(4)	(13)	(12)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—		—	—	—	—	—	—
Interest credited	—	—		—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	13	6		19	8	2	13	10	33
Amortization of deferred acquisition costs and intangibles	—	1		1	1	1	—	1	3
Interest expense	74	75		149	76	74	82	82	314

Total benefits and expenses	87	82		169	85	77	95	93	350

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(94)	(77)		(171)	(77)	(80)	(99)	(106)	(362)
Provision (benefit) for income taxes	(38)	(30)		(68)	(18)	5	(29)	(50)	(92)

LOSS FROM CONTINUING OPERATIONS	(56)	(47)		(103)	(59)	(85)	(70)	(56)	(270)
Income (loss) from discontinued operations, net of taxes(2)	(314)	1		(313)	138	6	4	9	157

NET INCOME (LOSS)	(370)	(46)		(416)	79	(79)	(66)	(47)	(113)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	(2)	(7)		(9)	(4)	(6)	4	4	(2)
Expenses related to restructuring, net	1	—		1	—	—	—	—	—
Tax impact from potential business portfolio changes	—	—		—	31	—	—	—	31
(Income) loss from discontinued operations, net of taxes	314	(1)		313	(138)	(6)	(4)	(9)	(157)

NET OPERATING LOSS	$(57)	$(54)		$(111)	$(32)	$(91)	$(66)	$(52)	$(241)

Effective tax rate (operating loss)	42.1%	36.2	%(3)	39.4%	61.8%	-1.5%	28.9%	47.7%	34.0%
(1) Includes inter-segment eliminations. (2) Operating results of the lifestyle protection insurance business presented as discontinued operations were as follows:
	2015				2014
	2Q	1Q		Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$168	$180		$348	$173	$184	$199	$174	$730
Net investment income	20	22		42	22	28	21	29	100
Net investment gains (losses)	—	—		—	—	1	—	1	2
Insurance and investment product fees and other	2	(2)		—	—	1	2	1	4

Total revenues	190	200		390	195	214	222	205	836

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	53	51		104	48	53	56	46	203
Acquisition and operating expenses, net of deferrals	105	113		218	107	113	122	105	447
Amortization of deferred acquisition costs and intangibles	24	26		50	28	30	30	30	118
Interest expense	6	9		15	11	10	9	15	45

Total benefits and expenses	188	199		387	194	206	217	196	813

INCOME BEFORE INCOME TAXES AND OTHER ITEMS	2	1		3	1	8	5	9	23
Provision (benefit) for income taxes	10	—		10	(137)	2	1	—	(134)

NET INCOME (LOSS)	(8)	1		(7)	138	6	4	9	157
Loss on sale, net of taxes	(306)	—		(306)	—	—	—	—	—

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAXES	$(314)	$1		$(313)	$138	$6	$4	$9	$157

(3)	The operating loss effective tax rate for the first quarter of 2015 has been re-presented due to the tax allocation process related to the tax associated with noncontrolling interests. There was no impact on the company’s total operating income effective tax rate as the offset was in the Global Mortgage Insurance Division (Canada and Australia).

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Investments Summary

(amounts in millions)

		June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$33,507	45%	$34,644	44%	$34,263	45%	$34,111	45%	$34,255	45%
Private fixed maturity securities		10,877	14	10,962	14	11,034	14	10,934	15	11,053	15
Residential mortgage-backed securities(1)		4,954	7	5,011	6	5,082	7	4,990	7	5,043	7
Commercial mortgage-backed securities		2,475	3	2,547	3	2,491	3	2,518	3	2,630	3
Other asset-backed securities		3,837	5	3,767	5	3,669	5	3,770	5	3,700	5
State and political subdivision		2,388	3	2,350	3	2,222	3	2,182	3	2,120	3
Non-investment grade fixed maturity securities		2,530	3	2,623	4	2,515	3	2,586	3	2,282	3
Equity securities:
Common stocks and mutual funds		62	—	134	—	187	—	214	—	219	—
Preferred stocks		237	1	165	—	88	—	92	—	94	—
Commercial mortgage loans		6,175	8	6,149	8	6,100	8	6,077	8	5,986	8
Restricted commercial mortgage loans related to securitization entities		181	—	188	—	201	—	209	—	217	—
Policy loans		1,584	2	1,506	2	1,501	2	1,512	2	1,514	2
Cash, cash equivalents and short-term investments		4,459	6	5,380	7	4,990	7	3,424	5	3,927	5
Securities lending		337	—	323	1	289	1	339	1	277	—
Other invested assets:	Limited partnerships	216	—	215	—	252	—	262	—	263	1
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	423	1	948	1	639	1	252	—	197	—
	Other cash flow	8	—	9	—	6	—	10	—	20	—
	Equity index options—non-qualified	12	—	15	—	17	—	11	—	4	—
	Other non-qualified	416	—	512	1	470	—	391	1	395	1
	Trading portfolio	368	1	218	—	241	—	226	—	226	—
	Counterparty collateral	—	—	—	—	—	—	522	1	417	1
	Restricted other invested assets related to securitization entities	410	1	411	1	411	1	404	1	404	1
	Other	52	—	48	—	56	—	65	—	60	—

Total invested assets and cash		$75,508	100%	$78,125	100%	$76,724	100%	$75,101	100%	$75,303	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$14,931	33%	$15,531	33%	$15,611	34%	$15,314	33%	$15,392	33%
AA		4,773	11	4,858	11	4,741	10	4,821	11	4,913	11
A		13,441	30	13,845	30	13,645	30	13,550	30	13,181	29
BBB		10,590	23	10,721	23	10,498	23	10,625	23	11,017	24
BB		1,276	3	1,385	3	1,361	3	1,386	3	1,232	3
B		68	—	75	—	76	—	77	—	82	—
CCC and lower		99	—	108	—	112	—	114	—	112	—

Total public fixed maturity securities		$45,178	100%	$46,523	100%	$46,044	100%	$45,887	100%	$45,929	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,646	11%	$1,514	10%	$1,569	10%	$1,550	10%	$1,596	11%
AA		1,957	13	1,956	13	2,007	14	1,803	12	1,696	11
A		4,847	31	4,846	31	4,602	30	4,743	31	4,755	31
BBB		5,853	38	6,010	39	6,088	40	6,099	40	6,251	41
BB		973	6	910	6	792	5	835	5	720	5
B		101	1	127	1	95	1	95	1	57	—
CCC and lower		13	—	18	—	79	—	79	1	79	1

Total private fixed maturity securities		$15,390	100%	$15,381	100%	$15,232	100%	$15,204	100%	$15,154	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Fixed Maturity Securities Summary

(amounts in millions)

	June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$5,721	9%	$6,132	10%	$6,000	10%	$5,642	9%	$5,483	9%
State and political subdivision	2,389	4	2,351	4	2,222	4	2,183	4	2,120	3
Foreign government	1,970	3	1,853	3	1,920	3	1,828	3	1,904	3
U.S. corporate	25,151	42	25,820	42	25,236	41	25,017	41	24,966	41
Foreign corporate	13,797	23	14,103	23	14,263	23	14,743	24	14,828	24
Residential mortgage-backed securities	5,085	9	5,153	8	5,228	9	5,142	8	5,198	9
Commercial mortgage-backed securities	2,582	4	2,690	4	2,702	4	2,728	5	2,845	5
Other asset-backed securities	3,873	6	3,802	6	3,705	6	3,808	6	3,739	6

Total fixed maturity securities	$60,568	100%	$61,904	100%	$61,276	100%	$61,091	100%	$61,083	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,103	22%	$8,273	22%	$8,185	22%	$8,253	22%	$8,335	22%
Utilities	4,580	12	4,798	13	4,694	13	5,194	14	4,676	13
Energy	4,416	12	4,564	12	4,531	12	3,982	11	4,569	12
Consumer—non-cyclical	4,525	12	4,631	12	4,602	12	4,598	12	4,639	12
Consumer—cyclical	2,337	6	2,373	6	2,358	6	2,362	6	2,322	6
Capital goods	2,450	7	2,429	7	2,423	7	2,354	6	2,373	6
Industrial	2,237	6	2,320	6	2,252	6	2,290	6	2,290	6
Technology and communications	3,120	9	3,104	8	3,037	8	3,084	8	2,995	8
Transportation	1,634	5	1,692	4	1,614	4	1,658	5	1,634	4
Other	3,374	9	3,522	10	3,748	10	3,865	10	4,153	11

Subtotal	36,776	100%	37,706	100%	37,444	100%	37,640	100%	37,986	100%

Non-Investment Grade:
Finance and insurance	443	20%	471	21%	480	23%	481	22%	304	17%
Utilities	67	3	67	3	83	5	100	5	57	3
Energy	408	19	363	16	261	13	291	14	278	15
Consumer—non-cyclical	257	12	262	12	229	11	211	10	217	12
Consumer—cyclical	99	5	117	5	91	4	71	3	54	3
Capital goods	234	11	236	11	214	10	292	14	298	17
Industrial	240	11	238	11	260	13	254	12	240	13
Technology and communications	337	15	364	16	354	17	358	17	318	18
Transportation	3	—	19	1	19	1	20	1	16	1
Other	84	4	80	4	64	3	42	2	26	1

Subtotal	2,172	100%	2,217	100%	2,055	100%	2,120	100%	1,808	100%

Total	$38,948	100%	$39,923	100%	$39,499	100%	$39,760	100%	$39,794	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$2,069	3%	$1,870	3%	$2,060	3%	$2,406	4%	$2,563	4%
Due after one year through five years	11,069	19	10,965	18	10,776	18	10,315	17	9,993	16
Due after five years through ten years	12,212	20	12,198	20	12,334	20	12,934	21	13,179	21
Due after ten years	23,678	39	25,226	41	24,471	40	23,758	39	23,566	39

Subtotal	49,028	81	50,259	82	49,641	81	49,413	81	49,301	80
Mortgage and asset-backed securities	11,540	19	11,645	18	11,635	19	11,678	19	11,782	20

Total fixed maturity securities	$60,568	100%	$61,904	100%	$61,276	100%	$61,091	100%	$61,083	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$645	$632	$1,277	$658	$643	$658	$639	$2,598
Fixed maturity securities—non-taxable	3	3	6	3	3	3	3	12
Commercial mortgage loans	83	85	168	87	82	81	83	333
Restricted commercial mortgage loans related to securitization entities	3	4	7	3	3	4	4	14
Equity securities	4	4	8	3	3	4	4	14
Other invested assets	17	33	50	22	17	12	18	69
Limited partnerships	20	7	27	2	10	13	11	36
Restricted other invested assets related to securitization entities	1	1	2	2	1	1	1	5
Policy loans	35	33	68	34	32	32	31	129
Cash, cash equivalents and short-term investments	4	3	7	5	7	7	5	24

Gross investment income before expenses and fees	815	805	1,620	819	801	815	799	3,234
Expenses and fees	(22)	(24)	(46)	(22)	(23)	(24)	(23)	(92)

Net investment income	$793	$781	$1,574	$797	$778	$791	$776	$3,142

Annualized Yields
Fixed maturity securities—taxable	4.6%	4.6%	4.6%	4.7%	4.6%	4.8%	4.7%	4.7%
Fixed maturity securities—non-taxable	3.5%	3.5%	3.5%	3.5%	3.4%	3.5%	3.7%	3.5%
Commercial mortgage loans	5.4%	5.6%	5.5%	5.7%	5.4%	5.5%	5.6%	5.6%
Restricted commercial mortgage loans related to securitization entities	7.2%	8.2%	7.4%	5.8%	6.6%	6.7%	7.0%	6.6%
Equity securities	5.6%	6.1%	5.8%	4.6%	4.4%	5.5%	5.2%	5.0%
Other invested assets	24.2%	60.6%	38.0%	37.1%	27.7%	18.7%	26.3%	27.3%
Limited partnerships(1)	37.0%	12.0%	23.7%	3.1%	15.3%	19.6%	16.1%	13.6%
Restricted other invested assets related to securitization entities	1.0%	1.0%	1.0%	2.1%	1.0%	1.0%	1.0%	1.3%
Policy loans	9.1%	8.8%	8.9%	9.0%	8.5%	8.7%	8.6%	8.7%
Cash, cash equivalents and short-term investments	0.3%	0.2%	0.3%	0.5%	0.8%	0.7%	0.5%	0.6%

Gross investment income before expenses and fees	4.6%	4.6%	4.6%	4.7%	4.6%	4.7%	4.7%	4.7%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	4.5%	4.5%	4.5%	4.6%	4.5%	4.6%	4.6%	4.6%

Yields are based on net investment income as reported under GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity and equity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 62 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Net Investment Gains (Losses), Net—Detail(1)

(amounts in millions)

	2015			2014
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$—	$—	$—	$1	$5	$(6)	$(9)	$(9)
U.S. government, agencies and government-sponsored enterprises	—	1	1	1	—	2	—	3
Foreign corporate	(1)	(4)	(5)	1	2	13	(3)	13
Foreign government	1	—	1	1	—	—	—	1
Tax-exempt	—	—	—	—	—	—	(1)	(1)
Mortgage-backed securities	1	—	1	—	(1)	—	—	(1)
Equity securities	8	5	13	1	2	6	1	10
Foreign exchange	—	1	1	—	—	1	—	1

Total net realized gains (losses) on available-for-sale securities	9	3	12	5	8	16	(12)	17

Impairments:
Alt-A residential mortgage-backed securities	—	—	—	—	(1)	—	—	(1)
Financial hybrid securities	—	—	—	—	(3)	—	—	(3)
Commercial mortgage loans	—	(2)	(2)	—	—	(1)	(1)	(2)

Total impairments	—	(2)	(2)	—	(4)	(1)	(1)	(6)

Net unrealized gains (losses) on trading securities	(11)	4	(7)	10	3	5	8	26
Derivative instruments	4	(21)	(17)	(24)	(25)	(4)	(14)	(67)
Limited partnerships	—	—	—	—	—	(1)	—	(1)
Commercial mortgage loans held-for-sale market valuation allowance	2	1	3	2	2	2	2	8
Contingent purchase price valuation change	—	—	—	—	(1)	—	—	(1)
Net gains (losses) related to securitization entities	1	5	6	1	(1)	6	4	10

Net investment gains (losses), net of taxes	5	(10)	(5)	(6)	(18)	23	(13)	(14)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	5	4	9	1	6	1	1	9
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	(6)	5	(1)	1	2	(4)	1	—

Net investment gains (losses), net	$4	$(1)	$3	$(4)	$(10)	$20	$(11)	$(5)

(1)	All adjustments for income taxes assume a 35% tax rate.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(1,643)	$(1,274)	$(1,244)	$(276)	$676
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,958	$11,288	$11,532	$11,770	$11,833
GAAP Basis ROE(1)/(2)	-15.0%	-11.3%	-10.8%	-2.3%	5.7%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$(465)	$(430)	$(398)	$197	$655
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,958	$11,288	$11,532	$11,770	$11,833
Operating ROE(1)/(2)	-4.2%	-3.8%	-3.5%	1.7%	5.5%

Quarterly Average ROE	Three months ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$(193)	$154	$(760)	$(844)	$176
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,507	$10,555	$10,854	$11,651	$12,051
Annualized GAAP Quarterly Basis ROE(3)/(4)	-7.3%	5.8%	-28.0%	-29.0%	5.8%

Operating ROE
Net operating income (loss) for the period ended(3)	$119	$154	$(415)	$(323)	$154
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,507	$10,555	$10,854	$11,651	$12,051
Annualized Operating Quarterly Basis ROE(3)/(4)	4.5%	5.8%	-15.3%	-11.1%	5.1%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with GAAP.

(1)	The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(2)	Quarterly average Genworth Financial, Inc.’s stockholders' equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders' equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.
(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(4)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Reconciliation of Core Yield

		2015			2014
	(Assets—amounts in billions)	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$75.5	$78.1	$75.5	$76.7	$75.1	$75.3	$73.2	$76.7
	Subtract:
	Securities lending	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
	Unrealized gains (losses)	4.9	7.8	4.9	6.6	5.3	5.5	4.2	6.6
	Derivative counterparty collateral	—	—	—	—	0.5	0.4	0.4	—

	Adjusted end of period invested assets and cash	$70.3	$70.0	$70.3	$69.8	$69.0	$69.1	$68.3	$69.8

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$70.2	$69.9	$70.1	$69.4	$69.1	$68.7	$68.2	$68.9
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	70.0	69.7	69.9	69.2	68.9	68.5	68.0	68.7
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(2)	3.6	3.7	3.7	3.9	4.0	4.2	4.3	4.1

(C)	Average Invested Assets and Cash Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$66.4	$66.0	$66.2	$65.3	$64.9	$64.3	$63.7	$64.6

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$793	$781	$1,574	$797	$778	$791	$776	$3,142
	Subtract:
	Bond calls and commercial mortgage loan prepayments	17	14	31	18	17	7	10	52
	Other non-core items(3)	(4)	7	3	8	(22)	8	(7)	(13)
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	2	3	5	2	3	3	3	11

(E)	Core Net Investment Income	778	757	1,535	769	780	773	770	3,092
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(2)	26	20	46	21	22	23	21	87

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$752	$737	$1,489	$748	$758	$750	$749	$3,005

(D) / (A)	Reported Yield	4.52%	4.47%	4.49%	4.59%	4.50%	4.61%	4.55%	4.56%
(E) / (B)	Core Yield	4.45%	4.34%	4.40%	4.45%	4.53%	4.51%	4.53%	4.50%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.53%	4.47%	4.50%	4.58%	4.67%	4.67%	4.70%	4.66%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.
(2)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company's life insurance business.
(3)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

Financial Strength Ratings As Of August 3, 2015

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Financial Mortgage Insurance Pty. Limited (Australia)(1)	A+	A3	Not rated
Genworth Financial Mortgage Insurance Limited (Europe)	BB-	Not rated	Not rated
Genworth Financial Mortgage Insurance Company Canada(2)	A+	Not rated	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.(3)	Not rated	Aa3.mx	Not rated
Genworth Mortgage Insurance Corporation	BB-	Ba1	Not rated
Genworth Residential Mortgage Insurance Corporation of NC	BB-	Ba1	Not rated
Genworth Life Insurance Company	BBB-	Baa1	A-
Genworth Life and Annuity Insurance Company	BBB-	Baa1	A-
Genworth Life Insurance Company of New York	BBB-	Baa1	A-
Financial Assurance Company Limited	A-	Not rated	Not rated
Financial Insurance Company Limited	A-	Not rated	Not rated

The S&P, Moody’s, A.M. Best, Fitch Rating Service (Fitch) and Dominion Bond Rating Service (DBRS) ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that insurers rated “A” (Strong), “BBB” (Good) or “BB” (Marginal) have strong, good or marginal financial security characteristics, respectively. The “A,” “BBB” and “BB” ranges are the third-, fourth- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a major rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+,” “A-,” “BBB-” and “BB-” ratings are the fifth-, seventh-, tenth- and thirteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “A” (Good) offer good financial security, that insurance companies rated “Baa” (Adequate) offer adequate financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good), “Baa” (Adequate) and “Ba” (Questionable) ranges are the third-, fourth- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3,” “Baa1” and “Ba1” ratings are the seventh-, eighth- and eleventh-highest, respectively, of Moody’s 21 ratings categories. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A-” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A-” (Excellent) rating is the fourth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best, Fitch and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

(1)	Genworth Financial Mortgage Insurance Pty. Limited (Australia) is also rated “A+” by Fitch.
(2)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by DBRS.
(3)	Genworth Seguros de Credito a la Vivienda S.A. de C.V. is also rated “Baa3” by Moody’s on a Global Scale Insurance financial strength basis.